UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2019

SMART GLOBAL HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38102	98-1013909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Maples Corporate Services Limited P.O. Box 309 Ugland House Grand Cayman		KY1-1104 Cayman Islands
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 623-1231

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.03 par value per share	SGH	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 8, 2019, SMART Global Holdings, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “SPA”), by and among the Company, Artesyn Embedded Computing, Inc. (“AEC”), Pontus Intermediate Holdings II, LLC (“Seller”) and Pontus Holdings, LLC (“Parent”), pursuant to which the Company agreed to purchase all of the outstanding capital stock of AEC and all of the outstanding shares in the capital of Artesyn Netherlands B.V. (together with AEC, the “Acquired Companies”) for a base purchase price of approximately $80.0 million, subject to certain post-closing balance sheet adjustments (the “Transaction”). In addition, pursuant to the SPA, the Company agreed to pay to Seller certain post-closing contingent “earn-out” payments. The earn-out consideration, if achieved, is payable, at the Company’s option, either in cash or in the Company’s ordinary shares, par value $0.03 per share, with each share to be valued at the volume weighted average daily price of the shares, as traded on the Nasdaq Global Select Market and reported on Bloomberg, measured over the ten trading-day period of such shares immediately preceding and ended December 30, 2019. Payment of the earn-out consideration is subject to the terms and conditions of the SPA, including the achievement of specified revenue targets of the Acquired Companies for the period beginning on July 1, 2019 and ending on December 31, 2019 (the “Earn Out Period”). If the threshold revenue target for the Earn Out Period is exceeded, then the earn-out payment would be $2 million, which payment increases proportionally so that, if 95% of the full revenue target is met, the earnout payment would be $10 million. If the actual revenue achieved in the Earn Out Period is greater than the full revenue target, then the earnout payment would exceed $10 million at the rate of $0.10 for each dollar of revenue above the full revenue target. In the event that any earn-out is achieved and the Company elects to pay the earn-out consideration in shares, then, pursuant to the SPA, the Company will use its reasonable best efforts to (i) cause a registration statement on Form S-3 to be filed with the U.S. Securities and Exchange Commission on or before the forty-fifth day following the earn-out determination date with respect to the resale of such shares by Seller and (ii) cause such registration statement to become effective and to remain effective until the first to occur of (A) such time that all such shares have been sold by Seller and (B) the first anniversary of the date of such effectiveness.

The closing of the Transaction occurred on July 8, 2019.

The SPA contains customary representations and warranties regarding AEC, Parent and Seller. The parties have agreed to indemnify each other for certain breaches of representations, warranties and covenants.

The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The SPA has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business, or operational information about the Company, the Acquired Companies, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the SPA are made only for purposes of the SPA and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the SPA, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, the Acquired Companies, or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the SPA which subsequent information may or may not be fully reflected in public disclosures.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

In the event that any earn-out is achieved and the Company elects to pay the earn-out consideration in shares, then such shares will be issued by the Company in reliance upon the exemption from registration available under Section 4(a)(2) of the Securities Act, including Regulation D promulgated thereunder. The Company did not engage in any form of general solicitation or general advertising in connection with the transaction. Seller also represented that it was an “accredited investor” as defined in the Securities Act of 1933, as amended, and that it was acquiring such securities for its own account and not for distribution. All certificates representing the securities issued will have a legend imprinted on them stating that the shares have not been registered under the Securities Act and cannot be transferred until properly registered under the

Securities Act or an exemption applies. This exemption is based on certain representations, warrants, agreements, and covenants contained in the SPA.

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of July 8, 2019, by and among Artesyn Embedded Computing, Inc., Pontus Intermediate Holdings II, LLC, Pontus Holdings, LLC and SMART Global Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMART GLOBAL HOLDINGS, INC.

By:	/s/ Bruce Goldberg
	Name:	Bruce Goldberg
	Title:	Vice President, Chief Legal and Compliance Officer

Date: July 12, 2019